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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                      February 12, 2004 (February 11, 2004)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 Delaware          1-11178         13-3662955
     -------------------- ------------------------ -------------------------
        (State or Other     (Commission File No.)     (I.R.S. Employer
         Jurisdiction of                               Identification
         Incorporation)                                No.)

            237 Park Avenue
            New York, New York                            10017
      ----------------------------------- ---------------------------------
            (Address of Principal                      (Zip Code)
            Executive Offices)

                                 (212) 527-4000
     -----------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On February 12, 2004, Revlon, Inc. ("Revlon") announced that its Board of Directors had approved agreements with Fidelity Management & Research Co. (the "Institutional Investor") and MacAndrews & Forbes, the Company's principal shareholder, which will dramatically strengthen the Company's balance sheet and increase the liquidity and float of the Company's common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In connection with these transactions, Revlon has entered into agreements with each of MacAndrews & Forbes and the Institutional Investor. Copies of these are attached hereto as Exhibits 10.23 and 10.24, respectively.

     On February 11, 2004, Revlon entered into Supplemental Indentures with U.S. Bank National Association (formerly known as First Trust National Association), as trustee, with respect to the Indentures for each of the 8 1/8% Senior Notes, the 9% Senior Notes and the 8 5/8% Senior Subordinated Notes of Revlon Consumer Products Corporation ("Products Corporation"), a wholly owned subsidiary of Revlon, providing for a full and unconditional guarantee by Revlon of the obligations of Products Corporation under each of the Indentures. Copies of the Supplemental Indentures with respect to each of the 8 1/8% Senior Notes, the 9% Senior Notes and the 8 5/8% Senior Subordinated Notes are attached hereto as Exhibits 4.29, 4.30 and 4.31, respectively.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibit No.        Description
        ----------         -----------
        Exhibit 4.29       Second Supplemental Indenture, dated as of February
                           11, 2004, among Revlon Consumer Products Corporation
                           ("Products Corporation"), U.S. Bank National
                           Association (formerly known as First Trust National
                           Association), as trustee ("Trustee"), and Revlon, Inc. ("Revlon"), as guarantor, amending the Indenture, dated as of February 1, 1998, as supplemented by the First Supplemental Indenture, dated as of April 1, 1998, between Products
                           Corporation and the Trustee relating to Products
                           Corporation's 8 1/8% Senior Notes due 2006.

        Exhibit 4.30 First Supplemental Indenture, dated as of February 11, 2004, among Products Corporation, the Trustee and Revlon, as guarantor, amending the Indenture, dated as of November 6, 1998, between Products Corporation and the Trustee, relating to Products Corporation's 9% Senior Notes due 2006.


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        Exhibit 4.31       Second Supplemental Indenture, dated as of February
                           11, 2004, among Products Corporation, the Trustee and Revlon, as guarantor, amending the Indenture, dated as of February 1, 1998, as supplemented by the First Supplemental Indenture, dated as of March 4, 1998, between Products Corporation and the Trustee, relating to Products Corporation's 8 5/8% Senior Subordinated Notes due 2008.

        Exhibit 10.23 Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and MacAndrews & Forbes Holdings Inc.

        Exhibit 10.24 Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and Fidelity Management & Research Co.

        Exhibit 99.1       Press Release dated February 12, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REVLON, INC.


                                               By: /s/  Robert K. Kretzman
                                                   -----------------------------
                                               Robert K. Kretzman
                                               Executive Vice President, General
                                               Counsel and Chief Legal Officer

Date: February 12, 2004



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                                  EXHIBIT INDEX


        Exhibit No.        Description
        ----------         -----------
        Exhibit 4.29       Second Supplemental Indenture, dated as of February
                           11, 2004, among Revlon Consumer Products Corporation
                           ("Products Corporation"), U.S. Bank National
                           Association (formerly known as First Trust National
                           Association), as trustee ("Trustee"), and Revlon, Inc. ("Revlon"), as guarantor, amending the Indenture, dated as of February 1, 1998, as supplemented by the First Supplemental Indenture, dated as of April 1, 1998, between Products
                           Corporation and the Trustee relating to Products
                           Corporation's 8 1/8% Senior Notes due 2006.

        Exhibit 4.30 First Supplemental Indenture, dated as of February 11, 2004, among Products Corporation, the Trustee and Revlon, as guarantor, amending the Indenture, dated as of November 6, 1998, between Products Corporation and the Trustee, relating to Products Corporation's 9% Senior Notes due 2006.

        Exhibit 4.31 Second Supplemental Indenture, dated as of February 11, 2004, among Products Corporation, the Trustee and Revlon, as guarantor, amending the Indenture, dated as of February 1, 1998, as supplemented by the First Supplemental Indenture, dated as of March 4, 1998, between Products Corporation and the Trustee, relating to Products Corporation's 8 5/8% Senior Subordinated Notes due 2008.

        Exhibit 10.23 Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and MacAndrews & Forbes Holdings Inc.

        Exhibit 10.24 Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and Fidelity Management & Research Co.

        Exhibit 99.1       Press Release dated February 12, 2004.



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